SCHEDULE 14A

                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

      Proxy Statement Pursuant to Section 14(A) of the Securities
                    Exchange Act of 1934 (Amendment No.__ )


Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))

[X] Definitive Proxy Statement

[ ] Definitive additional materials

[ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12


                    CREDIT SUISSE EMERGING MARKETS FUND, INC.
                CREDIT SUISSE TRUST - EMERGING MARKETS PORTFOLIO
------------------------------------------------------------------------------
              (Name of Registrants as Specified in Their Charters)


Payment of filing fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4)and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identity the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount previously paid:

     (2)  Form, Schedule or Registration Statement no.:

     (3)  Filing Party:

     (4)  Date Filed:

                    CREDIT SUISSE EMERGING MARKETS FUND, INC.
                CREDIT SUISSE TRUST - EMERGING MARKETS PORTFOLIO
                              466 LEXINGTON AVENUE
                          NEW YORK, NEW YORK 10017-3140

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                             YOUR VOTE IS IMPORTANT
--------------------------------------------------------------------------------

Dear Shareholder:

         We are writing to you to solicit your votes with regard to your approval of an amended investment advisory agreement between each Credit Suisse Fund listed above and Credit Suisse Asset Management, LLC ("Credit Suisse").

         The governing Board of Directors or Trustees, as the case may be (the "Board"), of each fund listed above (each, a "Fund" and together, the "Funds") has recently reviewed and unanimously endorsed a proposal to amend the investment advisory agreement between the Fund and Credit Suisse to change the investment advisory fee rate from a fixed rate to a fixed rate plus a variable rate that adjusts upward or downward based upon the Fund's performance relative to its benchmark index during a performance measurement period. We are pleased to invite you to attend a Special Meeting of Shareholders (the "Meeting") to consider the approval of the amended investment advisory agreement with Credit Suisse.

         Each Fund's Board and Credit Suisse, the investment adviser to each of the Credit Suisse Emerging Markets Fund, Inc. (the "Emerging Markets Fund") and the Credit Suisse Trust - Emerging Markets Portfolio (the "Emerging Markets Portfolio," together with the Emerging Markets Fund, the "Subject Portfolios") believes that moving to a fee schedule that moves upward or downward based upon the performance of the Fund more closely aligns Credit Suisse's interests with those of the Funds' shareholders.

         The costs associated with this proxy are being paid for by Credit Suisse and its affiliates and not by either Subject Portfolio or shareholders.

         THE BOARD MEMBERS OF YOUR FUND BELIEVE THAT THE PROPOSAL DESCRIBED IN THE ACCOMPANYING JOINT PROXY STATEMENT IS IMPORTANT AND RECOMMEND THAT YOU READ THE ENCLOSED MATERIALS CAREFULLY AND THEN VOTE FOR THE PROPOSAL.

         Detailed information about the proposal may be found in the attached Joint Proxy Statement. You are entitled to vote at the Meeting and any adjournments thereof if you owned shares of either Subject Portfolio at the close of business on May 19, 2006. As a convenience to shareholders, you can now vote in five ways:

         o        By mail, with the enclosed proxy card;


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

         o Through the Internet, by using the Internet address located on your proxy card and following the instructions on the site;

         o By touch-tone telephone, with a toll-free call to the telephone number that appears on your proxy card;

         o        By faxing the enclosed proxy card to D.F. King & Co., Inc.,
                  Attn: Scott Perkins (781) 356-4987; or

         o        In person at the meeting.

         Voting through the Internet, by touch-tone telephone, or by fax will reduce the time and costs associated with the proxy solicitation. When a Subject Portfolio records proxies through the Internet or by telephone, it will use reasonable procedures designed to: (i) authenticate shareholders' identities,
(ii) allow shareholders to authorize the voting of their shares in accordance with their instructions and (iii) confirm that their instructions have been properly recorded.

         Whichever voting method you use, please read the full text of the Joint Proxy Statement before you vote.

         If you have any questions regarding the proposal, please feel free to call D.F. King & Co., Inc. at (800) 290-6424 between the hours of 8:00 a.m. and 10:00 p.m. Eastern Time Monday to Friday, or 11:00 a.m. to 6:00 p.m. Eastern Time on Saturday.

         IT IS IMPORTANT THAT YOUR VOTING INSTRUCTIONS BE RECEIVED PROMPTLY.

                                            Respectfully,
                                            /s/ Steven Plump
                                            Steven Plump
                                            Chief Executive Officer of each Fund


June 8, 2006


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

                      INSTRUCTIONS FOR SIGNING PROXY CARDS


         The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

         1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

         2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

         3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

                  Registration                             Valid Signatures

                  Corporate Accounts

                  (1) ABC Corp. .........................  ABC Corp.

                  (2) ABC Corp. .........................  John Doe, Treasurer

                  (3) ABC Corp.
                      c/o John Doe, Treasurer ...........  John Doe

                  (4) ABC Corp. Profit Sharing Plan .....  John Doe, Trustee

                  Trust Accounts

                  (1) ABC Trust .........................  Jane B. Doe, Trustee

                  (2) Jane B. Doe, Trustee
                      u/t/d 12/28/78 ....................  Jane B. Doe

                  Custodial or Estate Accounts

                  (1) John B. Smith, Cust.
                      f/b/o John B. Smith, Jr. UGMA .....  John B. Smith, Jr.

                  (2) John B. Smith .....................  John B. Smith, Jr.,
                                                           Executor


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                       THIS PAGE INTENTIONALLY LEFT BLANK



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

                   CREDIT SUISSE EMERGING MARKETS FUND, INC.
                CREDIT SUISSE TRUST - EMERGING MARKETS PORTFOLIO
                              466 LEXINGTON AVENUE
                          NEW YORK, NEW YORK 10017-3140

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                                    NOTICE OF
                         SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON AUGUST 11, 2006
--------------------------------------------------------------------------------

Dear Shareholders:

         Please take notice that a Special Meeting of Shareholders of each fund listed above (each, a "Fund" and collectively, the "Funds") will be held jointly on August 11, 2006, at 3:00 p.m., Eastern Time, at the offices of the Funds, 466 Lexington Avenue, New York, New York 10017-3140, for the following purpose:

                                    PROPOSAL:
To approve an amended investment advisory agreement between the Fund and Credit Suisse to change the investment advisory fee rate from a fixed rate to a fixed rate plus a variable rate that adjusts upward or downward based upon the Fund's performance relative to its benchmark index during a performance measurement period.

         The Board of Directors or Trustees, as the case may be, of each Fund unanimously recommends that shareholders vote in favor of the proposal.

         Holders of record shares of Credit Suisse Emerging Markets Fund, Inc. and Emerging Markets Portfolio of the Credit Suisse Trust (collectively, the "Subject Portfolios") at the close of business on May 19, 2006 are entitled to vote at the Special Meeting of Shareholders and at any adjournments thereof. As a convenience to shareholders, you can now vote in any of five ways:

         o        By mail, with the enclosed proxy card;

         o Through the Internet, by using the Internet address located on your proxy card and following the instructions on the site;

         o By touch-tone telephone, with a toll-free call to the telephone number that appears on your proxy card or, if no toll-free telephone number appears on your proxy card, to D.F. King & Co., Inc., the Subject Portfolios' proxy solicitor, at
                  (800) 290-6424;

         o        By faxing the enclosed proxy card to D.F. King & Co., Inc.,
                  Attn: Scott Perkins at (781) 356-4987; or

         o        In person at the Special Meeting.

         IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.

         If you have any questions regarding the proposal, please feel free to call D.F. King & Co., Inc., at (800) 290-6424.

                                            By Order of the Board of Directors,
                                            /s/ Steven Plump
                                            Steven Plump
                                            Chief Executive Officer of each Fund


       YOUR PROMPT ATTENTION TO THE ENCLOSED PROXY WILL HELP TO AVOID THE
                        EXPENSE OF FURTHER SOLICITATION.



June 8, 2006

                    CREDIT SUISSE EMERGING MARKETS FUND, INC.
                CREDIT SUISSE TRUST - EMERGING MARKETS PORTFOLIO
                              466 Lexington Avenue
                          New York, New York 10017-3140

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                              JOINT PROXY STATEMENT
--------------------------------------------------------------------------------
                  SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON
                                 August 11, 2006
--------------------------------------------------------------------------------


         This Joint Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors or Trustees, as the case may be (the "Board"), of each of the funds listed above (each a "Fund" and, collectively, the "Funds") for use at the Special Meeting of Shareholders of each Fund, to be held jointly at the offices of the Funds, 466 Lexington Avenue, New York, New York 10017-3140, on August 11, 2006, at 3:00 p.m., Eastern Time, and at any and all adjournments thereof (the "Special Meeting").

         This Joint Proxy Statement, Notice of Special Meeting and the proxy cards are first being mailed to shareholders on or about June 15, 2006 or as soon as practicable thereafter. Any shareholder giving a proxy has the power to revoke it on the Internet, by telephone, by mail (addressed to the Secretary of the relevant Fund, c/o Credit Suisse Asset Management, LLC, 466 Lexington Avenue, New York, New York 10017-3140) or in person at the Special Meeting by executing a superseding proxy or by submitting a notice of revocation. All properly executed proxies received in time for the Special Meeting will be voted as specified in the proxy, or, if no specification is made, in favor of the Proposal referred to in this Joint Proxy Statement.

         The Emerging Markets Portfolio of Credit Suisse Trust ("Emerging Markets Portfolio") and the Credit Suisse Emerging Markets Fund, Inc. ("Emerging Markets Fund," together with the Emerging Markets Portfolio, the "Subject Portfolios") provide periodic reports to all of their shareholders which highlight relevant information, including investment results and a review of portfolio changes. YOU MAY RECEIVE AN ADDITIONAL COPY OF THE MOST RECENT ANNUAL REPORT FOR EACH SUBJECT PORTFOLIO AND A COPY OF ANY MORE RECENT SEMI-ANNUAL REPORT, WITHOUT CHARGE, BY CALLING 1-800-927-2874 OR BY WRITING TO CREDIT SUISSE FUNDS, P.O. BOX 55030, BOSTON, MASSACHUSETTS 02205-5030.

         The presence at a Special Meeting, in person or by proxy, of the holders of a majority of the shares entitled to be cast of the Emerging Markets Portfolio and one-third of the shares entitled to be cast, regardless of series, of the Emerging Markets Fund shall be necessary and sufficient to constitute a quorum. In the event that the necessary quorum to transact business or the vote required to approve or reject the Proposal is not obtained at a Special Meeting with respect to one or both of the Subject Portfolios, the persons named as proxies may propose one or more adjournments of the Special Meeting for that Subject Portfolio in accordance with applicable law to permit further solicitation of proxies with respect to the Proposal. Any such adjournment will require the affirmative vote of the holders of a majority of the concerned Subject Portfolio's shares present in person or by proxy at the Special Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor for the Proposal and will vote against any such adjournment those proxies to be voted against the Proposal.

         For purposes of determining the presence of a quorum for transacting business at a Special Meeting, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, shareholders are urged to forward their voting instructions promptly. Abstentions and broker non-votes will have the effect of votes AGAINST the Proposal for purposes of tabulating votes necessary for the Proposal's approval.

         Approval of the Proposal for each Subject Portfolio will require the affirmative vote of a majority of the outstanding voting securities of that Subject Portfolio ("Majority Vote"). "Majority Vote" for purposes of this joint proxy statement, and under the Investment Company Act of 1940, as amended (the "1940 Act"), means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares of a concerned Subject Portfolio are represented or (ii) more than 50% of the outstanding shares of a concerned Subject Portfolio. EACH SUBJECT PORTFOLIO WILL CONSIDER THE APPROVAL OF THE PROPOSAL SET FORTH HEREIN SEPARATELY, AND THE APPROVAL OR DISAPPROVAL BY ONE SUBJECT PORTFOLIO OF THE PROPOSAL WILL NOT AFFECT THE APPROVAL OR DISAPPROVAL BY THE OTHER SUBJECT PORTFOLIO OF THE PROPOSAL.

         The Emerging Markets Portfolio offers its shares only to certain insurance companies ("Participating Insurance Companies") for allocation to certain of their separate accounts established for the purpose of funding variable annuity contracts, variable life insurance contracts, and tax qualified pension and retirement plans. Under current law, the Participating Insurance Companies are required to solicit voting instructions from variable annuity contract owners who beneficially own shares in the Emerging Markets Portfolio as of the Record Date (as defined below) and must vote all shares held in the separate account in proportion to the voting instructions received for the Special Meeting, or any adjournment thereof. The Participating Insurance Companies will vote shares of the Emerging Markets Portfolio for which no instructions have been received in the same proportion as they vote shares for which they have received instructions. Abstentions will have the effect of a negative vote on the Proposal for the Emerging Markets Portfolio. Unmarked voting instructions will be voted in favor of the Proposal.

         Each full share outstanding is entitled to one vote and each fractional share outstanding is entitled to a proportionate share of one vote. Shareholders of each Subject Portfolio will vote in the aggregate without regard to class. As of May 19, 2006 (the Date"), the Subject Portfolios had the following number of outstanding shares:

--------------------------------------------------------------------------------
   CREDIT SUISSE FUND                           NUMBER OF OUTSTANDING SHARES
--------------------------------------------------------------------------------
   Emerging Markets Fund                              2,220,575.767
--------------------------------------------------------------------------------
   Emerging Markets Portfolio                        11,915,435.430
--------------------------------------------------------------------------------


         The persons who owned more than 5% of either Subject Portfolio's outstanding shares as of the Record Date, to the knowledge of the Subject Portfolios, are set forth in APPENDIX A hereto.

         The security ownership of management of the Emerging Markets Fund is set forth in APPENDIX B hereto. APPENDIX B sets forth the number of shares of the Emerging Markets Fund beneficially owned by directors and executive officers of the Emerging Markets Fund. Directors and executive officers have no beneficial ownership in the Emerging Markets Portfolio.

                                    PROPOSAL

                APPROVAL OF AMENDED INVESTMENT ADVISORY AGREEMENT

INTRODUCTION

         The shareholders of each Subject Portfolio will be asked at the Special Meeting to approve an amended Investment Advisory Agreement (the "New Advisory Agreement") among each Subject Portfolio and Credit Suisse Asset Management, LLC ("Credit Suisse"). The New Advisory Agreement was unanimously approved by the Board of each Fund, including all of the Directors or Trustees, as the case may be (the "Directors"), who are not parties to the New Advisory Agreement or "interested persons" (as defined under the 1940 Act) of any such parties (the "Independent Directors") at meetings held on February 16, 2006.

         At the meetings Credit Suisse, as investment adviser to each Subject Portfolio, recommended to the Boards that each Subject Portfolio approve an amended investment advisory agreement between each Fund and Credit Suisse to change the investment advisory fee rate from a fixed rate to a fixed rate plus a variable rate that adjusts upward or downward based upon the Fund's performance relative to its benchmark index during a performance measurement period.

         The New Advisory Agreement for each Subject Portfolio as approved by each Board is now being submitted for approval by the shareholders of each Subject Portfolio. If it is approved by a Majority Vote of the outstanding shares of a Subject Portfolio, it will continue in effect for an initial two-year term, and will continue from year to year thereafter, subject to approval annually by the Board or by a Majority Vote of the outstanding shares of that Subject Portfolio, and also, in either event, approval by a majority of the Independent Directors at a meeting called for the purpose of voting on such approval. If the shareholders of a Subject Portfolio should fail to approve the New Advisory Agreement, the Board of that Subject Portfolio shall consider appropriate action with respect to such non-approval of the New Advisory Agreement.

         A form of the New Advisory Agreement to be used for each Subject Portfolio is attached hereto as APPENDIX C.

         Credit Suisse's principal office is located at 466 Lexington Avenue, New York, New York 10017-3140.

         EACH SUBJECT PORTFOLIO WILL CONSIDER THE APPROVAL OF THE PROPOSAL SEPARATELY, AND THE APPROVAL OR DISAPPROVAL BY ONE SUBJECT PORTFOLIO OF THE PROPOSAL WILL NOT AFFECT THE APPROVAL OR DISAPPROVAL BY THE OTHER SUBJECT PORTFOLIO OF THE PROPOSAL.

BACKGROUND INFORMATION REGARDING THE SUBJECT PORTFOLIOS

         Each Subject Portfolio invests in equity securities of companies located in or conducting a majority of their business in emerging markets or companies whose securities trade primarily in emerging markets, as described more fully in each Subject Portfolioprospectus(es).

         Currently, Credit Suisse Asset Management Securities, Inc. ("CSAMSI"), an affiliate of Credit Suisse, and State Street Bank and Trust Company ("State Street") serve as co-administrators to each of the Subject Portfolios. CSAMSI's address is 466 Lexington Avenue, New York, New York 10017-3140. State Street's principal business address is 225 Franklin Street, Boston, Massachusetts 02110. State Street also serves as custodian for the assets for each of the Subject Portfolios. CSAMSI is the distributor of the shares of the Subject Portfolios. THESE SERVICE AGREEMENTS WILL NOT BE AFFECTED BY THE PROPOSED NEW ADVISORY AGREEMENTS.

DESCRIPTION OF CURRENT INVESTMENT ADVISORY AGREEMENT

         Credit Suisse Asset Management, LLC, located at 466 Lexington Avenue, New York, New York 10017-3140, is part of the asset management business of Credit Suisse, one of the world's leading banks. Credit Suisse provides its clients with investment banking, private banking and asset management services worldwide. The asset management business of Credit Suisse is comprised of a number of legal entities around the world that are subject to distinct regulatory requirements.

         Additional information about Credit Suisse, its managers and principal executive officers is presented in APPENDIX D. Credit Suisse does not advise or sub-advise any funds with investment objectives similar to the Subject Portfolios.

         Pursuant to the current investment advisory agreements with Credit Suisse related to each of the Subject Portfolios (the "Current Advisory Agreements"), subject to the supervision and direction of each Board, Credit Suisse is responsible for managing each Subject Portfolio in accordance with the Subject Portfolio's stated investment objective and policies. Credit Suisse is responsible for providing investment advisory services as well as conducting a continual program of investment, evaluation and, if appropriate, sale and reinvestment of a Subject Portfolio's assets. In addition to expenses that Credit Suisse may incur in performing its services under the Current Advisory Agreements, Credit Suisse pays the compensation, fees and related expenses of all Directors, who are affiliated persons of Credit Suisse or any of its subsidiaries, and of any sub-advisers to the Funds. Each Subject Portfolio pays all other expenses incurred in its operations, including general administrative expenses.

         The Emerging Markets Portfolio's and Emerging Markets Fund's amended and restated Current Advisory Agreements, each dated July 6, 1999, and amended and restated on May 3, 2004, respectively, were last submitted to a vote of the shareholders on May 21, 1999 in connection with Credit Suisse's acquisition of Warburg Pincus Asset Management, Inc.

         As compensation for its services to the Subject Portfolios, Credit Suisse receives compensation as a percentage of the average daily net assets of each Fund. Credit Suisse's investment advisory fee as to each Subject Portfolio is 1.25% (as a percentage of average daily net assets). The total compensation paid to

Credit Suisse by the Emerging Markets Fund for the fiscal year ending October 31, 2005 (after waivers and reimbursements) was $240,757. The total compensation paid to Credit Suisse by the Emerging Markets Portfolio for the fiscal year ending December 31, 2005 (after waivers and reimbursements) was $1,344,157.

         Each Subject Portfolio has entered into sub-investment advisory agreements with Credit Suisse and Credit Suisse's London affiliate, Credit Suisse Asset Management Limited ("Credit Suisse U.K."), and Credit Suisse's Australian affiliate, Credit Suisse Asset Management Limited ("Credit Suisse Australia"). Subject to the supervision of Credit Suisse, Credit Suisse U.K. and Credit Suisse Australia, in the exercise of their best judgment, provide investment advisory assistance and portfolio management advice to the Subject Portfolios in accordance with the investment objectives of the Subject Portfolios, as from time to time in effect, and in such manner and to such extent as may from time to time be approved by the Board. Credit Suisse U.K. and Credit Suisse Australia each bears its own expenses incurred in performing services under its sub-advisory agreement. Credit Suisse U.K. and Credit Suisse Australia's sub-investment advisory fees are paid by Credit Suisse out of Credit Suisse's net investment advisory fee and are not paid by the Subject Portfolios. THESE SUB-ADVISORY AGREEMENTS WILL NOT BE AFFECTED BY THE PROPOSED NEW ADVISORY AGREEMENTS.

         As noted above, CSAMSI serves as co-administrator to each of the Subject Portfolios. CSAMSI provides shareholder liaison services to the Subject Portfolios and performs other services, such as certain executive and administrative services, and furnishing certain corporate secretarial services. As compensation for its administrative services to the Subject Portfolios, CSAMSI receives compensation as a percentage of the average daily net assets of the relevant Subject Portfolio. The aggregate fee paid by the Emerging Markets Fund to CSAMSI for administrative services for the fiscal year ending October 31, 2005 was $35,189. The aggregate fee paid by the Emerging Markets Portfolio to CSAMSI for administrative services for the fiscal year ending December 31, 2005 was $134,900.

         The Emerging Markets Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, under which CSAMSI provides distribution and other services related to the classes of the Emerging Markets Fund. As compensation for such services, CSAMSI is paid a fee (a "12b-1 fee") which varies based on the class of shares involved. CSAMSI is paid the following annual rates of the average daily net assets of the respective classes of the Emerging Markets Fund:

         Class of shares:   A        Common     Advisor

         Fee:               0.25%    0.25%      None

         The aggregate fee paid by Emerging Markets Fund to CSAMSI for distribution services for the fiscal year ending October 31, 2005 was $85,226.

         The Emerging Markets Portfolio has not adopted a distribution plan pursuant to Rule 12b-1.

         For administration, investment accounting, transfer agency and/or other services, Credit Suisse or its affiliates may pay certain authorized broker-dealers, financial institutions, recordkeeping organizations and other financial intermediaries a fee (the Fee"). The Emerging Markets Fund and the Emerging Markets Portfolio may reimburse part of the Service Fee at rates they would normally pay to the transfer agent for providing such services. The Emerging Markets Fund and Emerging Markets Portfolio reimbursed Service Fees to Credit Suisse of $72,742 and $0, respectively, for the fiscal years ended October 31, 2005 and December 31, 2005.

         Merrill Corporation ("Merrill"), an affiliate of Credit Suisse, has been engaged by the Subject Portfolios to provide certain financial printing and fulfillment services. For the fiscal year ending October 31, 2005 for the Emerging Markets Fund and December 31, 2005 for the Emerging Markets Portfolio, Merrill was paid $8,763 and $8,048, respectively, for its services.

         For the fiscal year ended October 31, 2005 for the Emerging Markets Fund, CSAMSI and its affiliates retained $816 from commissions earned on the sale of the Fund's Class A shares.

         Regardless of whether the New Advisory Agreement is approved, Credit Suisse will continue to serve as investment adviser to the Subject Portfolios pursuant to the Current Advisory Agreements and the current service providers will continue to provide sub-advisory, administrative, distribution, custodial and transfer agency services to the Subject Portfolios.

DESCRIPTION OF THE PROPOSED AMENDMENTS ON BASE FEE AND PERFORMANCE FEES

         Except for the proposed change in base fee rate and structure discussed below, the Current Advisory Agreements will remain substantially unchanged, except for the effective date of the proposed amendments and the renewal dates. It is anticipated that the same services will be provided under the New Advisory Agreements as under the Current Advisory Agreements.

         The proposed investment advisory fee to be paid to Credit Suisse by each of Subject Portfolios will consist of two components: (1) a monthly base management fee calculated by applying a fixed rate that is, on an annualized basis, 0.05% less than the current advisory fee to the Subject Portfolio's average daily closing net asset value ("Base Fee"), plus or minus (2) a performance-fee adjustment ("Performance Adjustment") calculated by applying a variable rate of up to 0.20% (positive or negative) to the Subject Portfolio's average daily net assets during the applicable performance measurement period. The performance measurement period will generally be 36 months. The fee adjustment will go into effect 12 months after the adoption of this proposal. After 12 months have passed, the measurement period will be equal to the number of months that have elapsed since the adoption of the proposal until 36 months has passed, after which the measurement period will become 36 months. The Base Fee is calculated and accrued daily. The Performance Adjustment is accrued and calculated daily. The investment advisory fee is paid monthly in arrears.

         For each Subject Portfolio, the fixed rate used in computing the Base Fee will be, on an annualized basis, 0.05% less than that used in computing the fee paid to Credit Suisse by the Subject Portfolio under its Current Advisory Agreement. The Performance Adjustment may result in an increase or decrease in the investment advisory fee paid by a Subject Portfolio, depending upon the investment performance of the Subject Portfolio relative to its benchmark index over the performance measurement period. No Performance Adjustment will be applied unless the difference between the Subject Portfolio's investment performance and the investment record of the Subject Portfolio's benchmark index is 1.00% or greater (plus or minus) during the applicable performance measurement period. Because the Performance Adjustment is tied to a Subject Portfolio's relative performance to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Credit Suisse's fee even if the Subject Portfolio's shares lose value during the performance measurement period and could decrease Credit Suisse's fee even if the Subject Portfolio's shares increase in value during the performance measurement period. For purposes of computing the Base Fee and the Performance Adjustment, net assets will be averaged over different periods (average daily net assets during the relevant month for the Base Fee, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of a Subject Portfolio is calculated net of expenses whereas a Subject Portfolio's benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions are included in calculating both the performance of a Subject Portfolio and the Subject Portfolio's benchmark index.

         The investment performance of the Emerging Markets Fund's Class A shares ("Class A Shares") for the performance measurement period will be used to calculate the Performance Adjustment for the Emerging Markets Fund. After Credit Suisse determines whether the Emerging Market Fund's performance was above or below its benchmark index by comparing the investment performance of the Emerging Market Fund's Class A Shares against the investment record of the benchmark index, Credit Suisse will apply the same Performance Adjustment (positive or negative) across each other class of shares of the Emerging Markets Fund. Currently, the Fund has two other classes, the Common Class and the Advisor Class.

         The investment performance of the Emerging Markets Portfolio's sole existing class ("Trust Shares," together with the Class A Shares, the "Designated Class") for the performance measurement period will be used to calculate the Performance Adjustment for the Emerging Markets Portfolio. After Credit Suisse determines whether the Emerging Markets Portfolio's performance was above or below its benchmark index by comparing the investment performance of the Emerging Markets Portfolio Trust Shares against the investment record of the benchmark index, Credit Suisse will apply the same Performance Adjustment (positive or negative) across each other class of shares (if any) of the Emerging Markets Portfolio. Currently, the Portfolio has no other classes of shares.

         The Directors may determine that a class of shares other than the Designated Class is the most appropriate for use in calculating the Performance Adjustment. If a different class of shares is substituted in calculating the Performance Adjustment, the use of that successor class of shares may apply to the entire performance measurement period so long as the successor class was outstanding at the beginning of such period. If the successor class of shares was not outstanding for all or a portion of the performance measurement period, it may only be used in calculating that portion of the Performance Adjustment attributable to the period during which the successor class was outstanding and any prior portion of the performance measurement period would be calculated using the class of shares previously designated. Any change to the class of shares used to calculate the Performance Adjustment is subject to applicable law. It is currently the position of the staff of the Securities and Exchange Commission (the "Staff") that any changes to a class of shares selected for purposes of calculating the Performance Adjustment will require shareholder approval. If there is a change in the Staff's position, the Directors will notify the shareholders of such change in position at such time as the Directors may determine that a change in such selected class is appropriate.

         Each Subject Portfolio's benchmark index is the Morgan Stanley Capital International Emerging Markets Free Index (the "MSCI Index"). The Directors may from time to time determine that another securities index is a more appropriate benchmark index for purposes of evaluating the performance of that Subject Portfolio. In that event, the Directors will approve the substitution of a successor index for the Subject Portfolio's benchmark index. However, the calculation of the Performance Adjustment for any portion of the performance measurement period prior to the adoption of the successor index will still be based upon the Subject Portfolio's performance compared to its former benchmark index. Any change to a particular Subject Portfolio's benchmark index for purposes of calculating the Performance Adjustment is subject to applicable law. It is currently the position of the Staff that any changes to a Subject Portfolio's benchmark index will require shareholder approval. If there is a change in the Staff's position, the Directors will notify the shareholders of such change in position at such time as the Directors may determine that a change in a Subject Portfolio's benchmark index is appropriate.

         The following table shows the proposed structure of the Performance Adjustment. No Performance Adjustment will be applied unless the difference between the Subject Portfolio's investment performance and the investment record of the MSCI Index is 1.00% or greater (plus or minus) during the applicable performance measurement period.

PROPOSED STRUCTURE OF PERFORMANCE ADJUSTMENT

--------------------------------------------------------------------------------
                                ANNUALIZED RETURN
                                (NET OF EXPENSES)               PERFORMANCE
                             RELATIVE TO MSCI INDEX             ADJUSTMENT
--------------------------------------------------------------------------------
                           > 2.00%                                +0.20%

                           1.00% to 2.00%                         +0.10%

 Base Fee   plus/minus     0.00% to 1.00%                          none

                           0.00% to -1.00%                         none

                           - 1.00% to  -2.00%                     -0.10%

                           > - 2.00%                              -0.20%
--------------------------------------------------------------------------------


         It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Credit Suisse since it will depend on the performance of each Subject Portfolio relative to the record of the Subject Portfolio's benchmark index and future changes to the size of each Subject Portfolio.

         If the average daily net assets of a Subject Portfolio remain constant during a 36 month performance measurement period, current net assets will be the same as average net assets over the performance measurement period and the maximum Performance Adjustment will be equivalent to 0.20% of current net assets. When current net assets vary from net assets over the 36 month performance measurement period, the Performance Adjustment, as a percentage of current assets, may vary significantly, including at a rate more or less than 0.20%, depending upon whether the net assets of the Subject Portfolio had been increasing or decreasing (and the amount of such increase or decrease) during the performance measurement period. Note that if net assets for a Subject Portfolio were increasing during the performance measurement period, the total performance fee paid, measured in dollars, would be more than if that Subject Portfolio had not increased its net assets during the performance measurement period.

         Suppose, for example, that the Performance Adjustment was being computed after the assets of a Subject Portfolio had been shrinking. Assume its monthly Base Fee was 1/12th of 1.20% of average daily net assets during the previous month. Assume also that average daily net assets during the 36 month performance measurement period were $500 million, but that average daily net assets during the preceding month were just $200 million.

         The Base Fee would be computed as follows:

         $200 million x 1.20% / 12 = $200,000

         If the Subject Portfolio outperformed or underperformed its benchmark index by an amount which triggered the maximum Performance Adjustment, the Performance Adjustment would be computed as follows:

         $500 million x 0.20% / 12 = $83,333, which is approximately 1/12th of 0.500% of $200 million.

         If the Subject Portfolio had outperformed its benchmark index, the total advisory fee rate for that month would be $283,333, which is approximately 1/12th of 1.70% of $200 million.

         If the Subject Portfolio had underperformed its benchmark index, the total advisory fee rate for that month would be $116,667, which is approximately 1/12th of 0.700% of $200 million.

         Therefore, the total advisory fee rate for that month, as a percentage of average net assets during the preceding month, would be approximately 1/12th of 1.70% in the case of outperformance, or approximately 1/12th of 0.700% in the case of underperformance. Under extreme circumstances, involving underperformance by a rapidly shrinking Subject Portfolio, the dollar amount of the Performance Adjustment could be more than the dollar amount of the Base Fee. In such circumstances, Credit Suisse would reimburse the applicable Subject Portfolio.

         By contrast, the Performance Adjustment would be a smaller percentage of current assets if the net assets of the Subject Portfolio were increasing during the performance measurement period. Suppose, for example, that the Performance Adjustment was being computed after the assets of a Subject Portfolio had been growing. Assume its average daily net assets during the 36 month performance measurement period were $500 million, but that average daily net assets during the preceding month were $800 million.

         The Base Fee would be computed as follows:

         $800 million x 1.20% / 12 = $800,000

         If the Subject Portfolio outperformed or underperformed its benchmark index by an amount which triggered the maximum Performance Adjustment, the Performance Adjustment would be computed as follows:

         $500 million x 0.20% / 12 = $83,333, which is approximately 1/12th of 0.125% of $800 million.

         If the Subject Portfolio had outperformed its benchmark index, the total advisory fee rate for that month would be $883,333, which is approximately 1/12th of 1.325% of $800 million.

         If the Subject Portfolio had underperformed its benchmark index, the total advisory fee rate for that month would be $716,667, which is approximately 1/12th of 1.075% of $800 million.

         Therefore, the total advisory fee rate for that month, as a percentage of average net assets during the preceding month, would be approximately 1/12th of 1.325% in the case of outperformance or approximately 1/12th of 1.075% in the case of underperformance.

         If approved for a Subject Portfolio, the proposed amendment described in this Proposal and the amended fee schedule for that Subject Portfolio are expected to become effective as soon as practicable after the Meeting. However, as noted above, for the first 12 months after the effective date, only the Subject Portfolio's Base Fee rate will apply.

         The proposed Base Fee for each Subject Portfolio is 1.20% and the MSCI Index is the benchmark index for each Subject Portfolio. The MSCI Index is a free-float adjusted market capitalization weighted index composed of companies representative of the market structure of 26 of the world's emerging equity markets. The MSCI Index is the exclusive property of Morgan Stanley Capital International, Inc.

COMPARISON OF CURRENT AND Pro Forma ADVISORY FEES DURING THE PREVIOUS FISCAL
YEAR

         The following table shows: (1) the dollar amount of the actual advisory fees paid by each Subject Portfolio, after all applicable waivers, for the fiscal year ended October 31, 2005 for the Emerging Markets Fund and for the fiscal year ended December 31, 2005 for the Emerging Markets Portfolio; (2) the dollar amount of the pro forma advisory fees that would have been paid by each Subject Portfolio, after all applicable waivers, if the proposed lower Base Fee and performance-based fee structure had been in effect during such fiscal year;
(3) for each Subject Portfolio, the difference between the amount of the pro forma advisory fees, net of any waivers, that would have been paid under the lower Base Fee and performance-based fee structure and the amount of the actual advisory fees paid, net of any waivers, and (4) the percentage increase (or decrease) in advisory fees, expressed as a percentage of the actual advisory fees' amount. Such percentage difference is positive when the amount of the pro forma advisory fees would have been larger than the amount of the actual advisory fees paid by a Subject Portfolio and negative when the amount of the pro forma advisory fees would have been smaller than the amount of the actual advisory fees paid by the Subject Portfolio. For purposes of pro forma calculations, it is assumed that the Performance Adjustment would have been in effect during the entire fiscal year ended October 31, 2005 or December 31, 2005, as applicable, and that it would have been calculated over the full preceding 36 month performance measurement period.

--------------------------------------------------------------------------------
                                 Actual                               Percentage
                                   Net       Pro Forma   Difference    Increase
                                Advisory      Advisory      in Net    (Decrease)
 Subject                          Fees          Fees       Advisory  in Advisory
 Portfolio                       Earned        Earned        Fees        Fees
--------------------------------------------------------------------------------
 Emerging Markets Fund            $240,757     $152,754   ($88,003)        -37%
--------------------------------------------------------------------------------
 Emerging Markets Portfolio     $1,344,157   $1,006,897  ($337,260)        -25%
--------------------------------------------------------------------------------

APPLICATION OF PERFORMANCE ADJUSTMENT

         The following hypothetical examples illustrate the application of the Performance Adjustment to the Subject Portfolios. The examples assume that the average daily net assets of the Subject Portfolios remain constant during a 36 month performance measurement period. The Performance Adjustment would be a smaller percentage of current assets if the net assets of the Subject Portfolios were increasing during the performance measurement period, and a greater percentage of current assets if the net assets of the Subject Portfolios were decreasing during the performance measurement period. All numbers in the examples are rounded to the nearest hundredth percent. The net assets of the Emerging Markets Fund as of the fiscal years ended October 31, 2004 and October 31, 2005 were $33,469,084 and $33,732,729, respectively. The net assets of the Emerging Markets Portfolio as of the fiscal years ended December 31, 2004 and December 31, 2005 were $115,224,125 and $186,190,159, respectively.

         The monthly maximum positive or negative Performance Adjustment of 1/12th of 0.20% of average net assets during the prior 36 months occurs if the Fund outperforms or underperforms its benchmark index by more than 1.00% over the same period. The Performance Adjustment is made in even increments of 1/12th of 0.10% for every full 1.00% difference in the investment performance of each Subject Portfolio compared to the investment record of the MSCI Index beyond 1.00%. In other words, no Performance Adjustment will be made unless the Subject Portfolio outperforms or underperforms its benchmark by 1.00%.

         To the extent the Subject Portfolio is subject to an expense cap, the Performance Adjustment will be charged in full even though it would cause the expense cap to be exceeded.

EXAMPLE 1: SUBJECT PORTFOLIO OUTPERFORMS ITS BENCHMARK BY 5%

         If the Subject Portfolio has outperformed the MSCI Index by 5% during the preceding 36 months, the Subject Portfolio would calculate the investment advisory fee as follows:


--------------------------------------------------------------------------------
                                                         Total Advisory Fee Rate
  Base Fee Rate         Performance Adjustment Rate         for that Month
--------------------------------------------------------------------------------
  1/12 of 1.20%                1/12 of 0.20%                 1/12 of 1.40%
--------------------------------------------------------------------------------

EXAMPLE 2: SUBJECT PORTFOLIO PERFORMANCE TRACKS ITS BENCHMARK

         If the Subject Portfolio has tracked the performance of the MSCI Index during the preceding 36 months, the Subject Portfolio would calculate the investment advisory fee as follows:

--------------------------------------------------------------------------------
                                                         Total Advisory Fee Rate
  Base Fee Rate         Performance Adjustment Rate         for that Month
--------------------------------------------------------------------------------
  1/12 of 1.20%                    0.00                      1/12 of 1.20%
--------------------------------------------------------------------------------


EXAMPLE 3: SUBJECT PORTFOLIO UNDERPERFORMS ITS BENCHMARK BY 5%

         If the Subject Portfolio has underperformed the MSCI Index by 5% during the preceding 36 months, the Subject Portfolio would calculate the investment advisory fee as follows:

--------------------------------------------------------------------------------
                                                         Total Advisory Fee Rate
  Base Fee Rate         Performance Adjustment Rate          for that Month
--------------------------------------------------------------------------------
  1/12 of 1.20%               1/12 of -0.20%                 1/12 of 1.00%
--------------------------------------------------------------------------------


COMPARISON OF CURRENT AND Pro Forma EXPENSE RATIO: EMERGING MARKETS FUND

         The following tables describe annual Emerging Markets Fund operating expenses that you may pay if you buy and hold shares of the Emerging Markets Fund under the current fee structure and proposed new Base Fee and performance-based fee structure. For purposes of pro forma calculations, it is assumed that the Performance Adjustment would have been in effect during the entire fiscal year ended October 31, 2005 and that it would have been calculated over the full preceding 36-month performance measurement period. The fees and expenses shown were determined based upon net assets as of the fiscal year ended October 31, 2005. It is also assumed that for the 36-month period ended October 31, 2005, the Emerging Markets Fund outperformed its benchmark index by more than 5% and the fiscal year end average daily net assets were higher than the trailing 36-month average daily net assets, resulting in the pro forma management fee shown in the Annual Fund Operating Expenses table below for the Emerging Markets Fund.

         Shareholder fees are those paid directly from your investment and may include sales loads, redemption fees or exchange fees. Annual Fund operating expenses are paid out of the Emerging Markets Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the examples show, these costs are borne indirectly by all shareholders.

SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT)

         (Current and Pro Forma Structure)
--------------------------------------------------------------------------------
                                                            Common       Advisor
                                               Class A       Class       Class
--------------------------------------------------------------------------------
 Maximum Sales Charge (Load) Imposed
   On Purchases (% of offering price)           5.75(1)       None       None
--------------------------------------------------------------------------------
 Redemption Fee                                   None        2.00(2)    None
--------------------------------------------------------------------------------


(1) The maximum sales charge imposed is reduced for larger purchases. Purchases of $1,000,000 or more are not subject to an initial sales charge but may be subject to a 1% CDSC (Contingent Deferred Sales Charge) on redemptions made within 12 months of purchase.

(2) The redemption fee is imposed on shares redeemed or exchanged within 30 days from the day of purchase. This fee is calculated based on the shares' net asset value at redemption and deducted from the redemption proceeds.

ANNUAL FUND OPERATING EXPENSES BEFORE WAIVERS (DEDUCTED FROM FUND ASSETS)*

--------------------------------------------------------------------------------
                                            DISTRIBUTION                 TOTAL
                               MANAGEMENT     & 12B-1        OTHER     OPERATING
                                   FEE           FEE       EXPENSES    EXPENSES
--------------------------------------------------------------------------------
 Class A
--------------------------------------------------------------------------------
   Current                        1.25%         0.25%        1.02%       2.52%
--------------------------------------------------------------------------------
   Pro Forma                      1.20%         0.25%        1.02%       2.47%
--------------------------------------------------------------------------------
 Common Class
--------------------------------------------------------------------------------
   Current                        1.25%         0.25%        1.02%       2.52%
--------------------------------------------------------------------------------
   Pro Forma                      1.20%         0.25%        1.02%       2.47%
--------------------------------------------------------------------------------
 Advisor Class
--------------------------------------------------------------------------------
   Current                        1.25%         None         1.02%       2.27%
--------------------------------------------------------------------------------
   Pro Forma                      1.20%         None         1.02%       2.22%
--------------------------------------------------------------------------------

* During the fiscal year ended October 31, 2005, fee waivers and expense reimbursements reduced the annual fund operating expenses of the Emerging Markets Fund. Fee waivers and expense reimbursements are voluntary and may be discontinued at any time. Set forth below is actual and pro forma expense information assuming the current expense waiver remains in effect through October 31, 2006:

         ANNUAL FUND OPERATING EXPENSES AFTER WAIVERS (DEDUCTED FROM FUND
         ASSETS)

--------------------------------------------------------------------------------
                                            DISTRIBUTION                 TOTAL
                               MANAGEMENT     & 12B-1        OTHER     OPERATING
                                   FEE           FEE       EXPENSES    EXPENSES
--------------------------------------------------------------------------------
    Class A
--------------------------------------------------------------------------------
      Current                     0.68%         0.25%        1.02%       1.95%
--------------------------------------------------------------------------------
      Pro Forma                   0.63%         0.25%        1.02%       1.90%
--------------------------------------------------------------------------------
    Common Class
--------------------------------------------------------------------------------
      Current                     0.68%         0.25%        1.02%       1.95%
--------------------------------------------------------------------------------
      Pro Forma                   0.63%         0.25%        1.02%       1.90%
--------------------------------------------------------------------------------
    Advisor Class
--------------------------------------------------------------------------------
      Current                     0.68%         None         1.02%       1.70%
--------------------------------------------------------------------------------
      Pro Forma                   0.63%         None         1.02%       1.65%
--------------------------------------------------------------------------------

EXAMPLES

         The following examples are based on expenses as shown in the first two tables above (before waivers). These examples are intended to help you compare the cost of investing in the Emerging Markets Fund under both the current fee structure and the proposed new performance-based fee structure with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the relevant shares of the Emerging Markets Fund for the time periods indicated. The examples also assume that your investment has a 5% return each year and that the Emerging Market Fund's operating expenses remain the same. The pro forma calculations assume that the Performance Adjustment had been in effect for a 36-month period as of the end of the last fiscal year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


--------------------------------------------------------------------------------
                                    1 YEAR      3 YEARS     5 YEARS    10 YEARS
--------------------------------------------------------------------------------
 Class A
--------------------------------------------------------------------------------
   Current                            $815       $1,314     $1,838      $3,266
--------------------------------------------------------------------------------
   Pro Forma                          $811       $1,300     $1,815      $3,220
--------------------------------------------------------------------------------
 Common Class
--------------------------------------------------------------------------------
   Current                            $255         $785     $1,340      $2,856
--------------------------------------------------------------------------------
   Pro Forma                          $250         $770     $1,316      $2,806
--------------------------------------------------------------------------------
 Advisor Class
--------------------------------------------------------------------------------
   Current                            $230         $709     $1,215      $2,605
--------------------------------------------------------------------------------
   Pro Forma                          $225         $694     $1,190      $2,554
--------------------------------------------------------------------------------


COMPARISON OF CURRENT AND Pro Forma EXPENSE RATIO: EMERGING MARKETS PORTFOLIO

         The following tables describe annual Emerging Markets Portfolio operating expenses that you may pay if you buy and hold shares of the Emerging Markets Portfolio under the current fee structure and proposed new Base Fee and performance-based fee structure. For purposes of pro forma calculations, it is assumed that the Performance Adjustment would have been in effect during the entire fiscal year ended December 31, 2005 and that it would have been calculated over the full preceding 36-month performance measurement period. The fees and expenses shown were determined based upon net assets as of the fiscal year ended December 31, 2005. It is also assumed that for the 36-month period ended December 31, 2005, the Emerging Markets Portfolio outperformed its benchmark index by more than 5% and the fiscal year end average daily net assets were higher than the trailing 36-month average daily net assets, resulting in the pro forma management fee shown in the Annual Portfolio Operating Expenses table below for the Emerging Markets Portfolio.

         The tables and the example below do not reflect additional charges and expenses which are, or may be, imposed under the variable contracts or plans; such charges and expenses are described in the prospectus of the insurance company separate account or in the plan documents or other informational materials supplied by plan sponsors. The Emerging Markets Portfolio's expenses should be considered with these charges and expenses in evaluating the overall cost of investing in the separate account.

         Shareholder fees are those paid directly from your investment and may include sales loads, redemption fees or exchange fees. Annual Portfolio operating expenses are paid out of the Emerging Markets Portfolio's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the examples show, these costs are borne indirectly by all shareholders.

SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT)

         (Current and Pro Forma Structure)
--------------------------------------------------------------------------------
 Maximum Sales Charge (Load) Imposed On Purchases
   (% of offering price)                                                  None
--------------------------------------------------------------------------------
 Redemption Fee                                                           None
--------------------------------------------------------------------------------



ANNUAL PORTFOLIO OPERATING EXPENSES BEFORE WAIVERS (DEDUCTED FROM
FUND ASSETS)*

--------------------------------------------------------------------------------
                                            DISTRIBUTION                TOTAL
                               MANAGEMENT     & 12B-1       OTHER     OPERATING
                                   FEE           FEE       EXPENSES    EXPENSES
--------------------------------------------------------------------------------
 Current                          1.25%         None         0.40%       1.65%
--------------------------------------------------------------------------------
 Pro Forma                        1.20%         None         0.40%       1.60%
--------------------------------------------------------------------------------

* During the fiscal year ended December 31, 2005, fee waivers and expense reimbursements reduced the annual fund operating expenses of the Emerging Markets Portfolio. Fee waivers and expense reimbursements are voluntary and may be discontinued at any time. Set forth below is actual and pro forma expense information assuming the current expense waiver remains in effect through December 31, 2006:

         ANNUAL PORTFOLIO OPERATING EXPENSES AFTER WAIVERS (DEDUCTED FROM FUND ASSETS)

--------------------------------------------------------------------------------
                                            DISTRIBUTION                TOTAL
                               MANAGEMENT     & 12B-1       OTHER     OPERATING
                                   FEE           FEE       EXPENSES    EXPENSES
--------------------------------------------------------------------------------
    Current                       1.00%         None         0.40%       1.40%
--------------------------------------------------------------------------------
    Pro Forma                     0.95%         None         0.40%       1.35%
--------------------------------------------------------------------------------

EXAMPLES

         The following examples are based on expenses as shown in the first two tables above (before waivers). These examples are intended to help you compare the cost of investing in the Emerging Markets Portfolio under both the current fee structure and the proposed new Base Fee and performance-based fee structure with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Emerging Markets Portfolio for the time periods indicated. The examples also assume that your investment has a 5% return each year and that the Emerging Markets Portfolio's operating expenses remain the same. The pro forma calculations assume that the Performance Adjustment had been in effect for a 36-month period as of the end of the last fiscal year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


--------------------------------------------------------------------------------
                                    1 YEAR      3 YEARS     5 YEARS    10 YEARS
--------------------------------------------------------------------------------
 Current                              $168         $520       $897      $1,955
--------------------------------------------------------------------------------
 Pro Forma                            $163         $505       $871      $1,900
--------------------------------------------------------------------------------


BOARD EVALUATION AND RECOMMENDATION

         On February 16, 2006, the Board of each Fund, including all of the Independent Directors, voted unanimously to approve the New Advisory Agreement for each Subject Portfolio and authorized the submission of each New Advisory Agreement to each Subject Portfolio's shareholders for approval.

         At the November 16, 2005 Board meetings of the Emerging Markets Fund and the Emerging Markets Portfolio, the Board asked Credit Suisse to consider ways to address the Subject Portfolios' underperformance in relation to their peers and their benchmark. In response to that request, Credit Suisse at the February Board meetings proposed to modify the fee structure for each Subject Portfolio to provide for a base fee for a Subject Portfolio at a rate 0.05% less than the current advisory fee for each Subject Portfolio, and a performance-based adjustment that would increase or decrease the base fee depending on whether the Subject Portfolio's total return performance exceeds or lags the Subject Portfolio's benchmark index. Credit Suisse intended the performance-based fee to more closely align Credit Suisse's interests with the interests of the shareholders of the Subject Portfolios, which could result in improved investment performance over time for the benefit of all shareholders.

         In determining whether to adopt the new base fee and performance-based fee structure, the Board reviewed information comparing the performance of the Subject Portfolios to the performance benchmarks that the Board had previously established. The Board reviewed information presented by Credit Suisse with respect to the performance fee calculation methodology, including the proper period of time upon which the performance fee will be based, share classes to be used for comparison purposes to calculate the performance fee, the benchmark index to be used to measure each Subject Portfolio's performance, and performance fee mechanics. In addition, the Board examined Credit Suisse's analysis of the key differences between the existing and proposed fee arrangements, the maximum and minimum advisory fees that each Subject Portfolio could pay, and the impact of the proposed performance fees on each Subject Portfolio's expense ratio. The Board also reviewed profitability data of Credit Suisse, based on information as of September 30, 2005, on a current and pro forma basis, assuming both under- and outperformance. The Board also reviewed information Credit Suisse provided regarding the structure of performance fees employed by other mutual funds.

         As described above, the Performance Adjustment that will be added to or subtracted from the Base Fee as a result of a Subject Portfolio's performance relative to its benchmark index will be 1/12 of 0.10% for every full 1.00% increment by which the Subject Portfolio outperforms the benchmark index, with a maximum percentage in any month being 1/12 of 0.20%.

         The Board determined that the MSCI Index is appropriate for each Subject Portfolio based on a number of factors, including the fact that the MSCI Index is the current benchmark index for the Funds and is widely accepted as the index that best represents the emerging market equity opportunity set. The Board determined that the class of shares selected to calculate the Performance Adjustment as applied to each Subject Portfolio is the most appropriate class for use in calculating the Subject Portfolio's Performance Adjustment based on industry standards.

         The Board also determined that the time periods to be used to determine any Performance Adjustment were of appropriate length to ensure proper correlation and to prevent Performance Adjustments from being based on random or insignificant differences between a Subject Portfolio's performance and the benchmark index. The time periods also are consistent with industry standards. In that regard, the Board concluded that it would be appropriate for no Performance Adjustment to occur for the first 12 months after the effective date of the New Advisory Agreement and that, once implemented, the Performance Adjustment should reflect only the Subject Portfolio's performance subsequent to that effective date. Moreover, the Board believed that, upon reaching the thirty-sixth month after the effective date, the performance measurement period would be fully implemented, and that the Performance Adjustment should thereafter be based upon a thirty-six month rolling performance period.

         At the November 16, 2005 Board meetings of the Emerging Markets Fund and the Emerging Markets Portfolio, the Board approved the Current Advisory Agreements after fully considering factors relating to the investment advisory fee rates paid to Credit Suisse, the nature, extent, and quality of services provided by Credit Suisse under the Current Advisory Agreements, the profitability of Credit Suisse based on fees received under the Current Advisory Agreements, whether economies of scale were being passed on to shareholders, and other benefits that Credit Suisse received as a result of its relationship with the

Subject Portfolios. At the February 2006 Board meetings, the Board approved the New Advisory Agreements after considering these factors as they related to the new Base Fee and Performance Adjustment and taking into account the detailed material provided at the November Board meetings with respect to the Current Advisory Agreements.

         In approving the New Advisory Agreements and the performance fee under such New Advisory Agreements, the Board concluded that:

         o the Performance Adjustment would benefit shareholders of the Subject Portfolios by more closely aligning the interests of Credit Suisse with the interests of the Subject Portfolios' shareholders, which would be intended to result in improved performance over time.

         o the lower Base Fee and Performance Adjustment were considered reasonable based on comparisons to other mutual fund complexes that pay such fees.

         o aside from past performance, the Board was satisfied with the nature, extent and quality of the investment advisory services that would continue to be provided to the Subject Portfolios by Credit Suisse.

         No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the New Advisory Agreements. The Independent Directors were advised by separate independent legal counsel throughout the process. In addition, the Board took into account the lack of any anticipated adverse impact to a Subject Portfolio as a result of the New Advisory Agreement.

               THE BOARD OF EACH FUND, INCLUDING THE INDEPENDENT
                 BOARD MEMBERS, UNANIMOUSLY RECOMMENDS THAT YOU
                            VOTE "FOR" THE PROPOSAL.

                             ADDITIONAL INFORMATION
GENERAL

         The costs of the Special Meeting (estimated at $150,000 including the cost of preparing, printing and mailing the enclosed proxy, accompanying notice and Joint Proxy Statement and all other costs incurred in connection with the solicitation of proxies) will be paid entirely by Credit Suisse and/or its affiliates (and not by any Subject Portfolio). The principal solicitation of proxies will be by the mailing of this Joint Proxy Statement, but proxies may also be solicited by telephone and/or in person by representatives of a Fund and regular employees of Credit Suisse or its affiliates. Such representatives and employees will not receive additional compensation for solicitation activities.

         Credit Suisse has retained the services of D.F. King & Co., Inc. (the "Agent") for each Subject Portfolio to assist in the solicitation of proxies and the processing of votes received. The Agent will receive fees of approximately $25,000. As the Special Meeting date approaches, shareholders may receive a telephone call from a representative of the Agent if their vote has not yet been received. Authorization to permit the Agent to execute proxies may be obtained by telephonic or electronic transmitted instructions from shareholders of each Subject Portfolio. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. The Boards believe that these procedures are reasonably designed to ensure that the identity of the shareholder casting the vote and the shareholder's voting instructions are accurately determined.

         In all cases where a telephonic proxy is solicited, the Agent's representative is required to ask for each shareholder's full name, address, last four digits of the shareholder's social security or tax identification number, title of the person and whether such person is authorized to direct the voting of such shares (if an entity), the number of shares owned, if known, and to confirm that the shareholder has received this Joint Proxy Statement and proxy card in the mail. If the information solicited agrees with the information provided to the Agent, then the Agent representative has the responsibility to explain the process, read the proposal listed on the proxy card, and ask for the shareholder's instructions on the proposal. The Agent's representative, although he or she is permitted to answer questions about the process, is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in the proxy statement. The Agent will record the shareholder's instructions on the card. Within 72 hours, the shareholder will be sent a letter by first class mail confirming his or her vote and asking the shareholder to call the Agent immediately if his or her votes are not correctly reflected in the confirmation.

         If the shareholder wishes to participate in the Special Meeting, but does not wish to give his or her proxy by telephone, by fax or by the Internet, the shareholder may still submit the proxy card originally sent with the proxy statement or attend in person. Should shareholders require additional information regarding the proxy or replacement proxy cards, they may contact the Agent toll-free at (800) 290-6424. Any proxy given by a shareholder, whether in writing, by telephone, by fax or by the Internet, is revocable.

DELIVERY OF PROXY

         Only one copy of this Proxy Statement may be mailed to households, even if more than one person in a household is a Subject Portfolio shareholder of record. If a shareholder needs an additional copy of this Proxy Statement, please contact the Subject Portfolios at (800) 927-2874. If any shareholder does not want the mailing of this Proxy Statement to be combined with those for other members of your household, please contact the Funds in writing at:

         Credit Suisse Funds
         P.O. Box 55030
         Boston, Massachusetts, 02205-5030

         or call the Funds at (800) 927-2874.

SHAREHOLDER PROPOSALS

         Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting subsequent to the Special Meeting, if any, should send their written proposals to the Secretary of the relevant Fund, c/o Credit Suisse Asset Management, LLC, 466 Lexington Avenue, New York, NY 10017. Any written proposal must be delivered to or mailed and received at the principal executive offices of the relevant Fund not later than sixty (60) days prior to the date of the meeting. However, if less than seventy (70) days' notice of the date of the meeting is given or made to the shareholders, any written proposal by a shareholder must be received not later than the close of business on the tenth day following the day on which the date of the special meeting was given. The timely submission of a proposal does not guarantee its inclusion.

OTHER BUSINESS

         Management knows of no business to be presented to the Special Meeting other than the matters set forth in this Joint Proxy Statement, but should any other matter requiring the vote of shareholders arise, the proxies will vote thereon according to their best judgment in the interests of a Subject Portfolio.

                                    By Order of the Board of Directors/Trustees,

                                    /s/ Steven Plump

                                    Steven Plump
                                    Chief Executive Officer of each Fund
                                    New York, New York
                                    June 8, 2006

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

                                                                      APPENDIX A

               OWNERS OF MORE THAN 5% OF THE OUTSTANDING SHARES OF
                        THE EMERGING MARKETS PORTFOLIO+


                                        NUMBER OF SHARES          PERCENT OF
NAME AND ADDRESS                         OWNED OF RECORD      SHARES OUTSTANDING

KEMPER INVESTORS                          4,464,379.6230             37.59%
LIFE INSURANCE COMPANY
VARIABLE ANNUITY
SEPARATE ACCOUNT
ATTN KAREN PORTEN
1600 MCCONNOR PKWY
SCHAUMBURG IL 60196-6801

THE TRAVELERS SEP ACCOUNT                 2,511,660.5800             21.15%
ABD FOR VARIABLE ANNUITIES
OF THE TRAVELERS
INSURANCE CO
PO BOX 990027
HARTFORD CT 06199-0027

THE TRAVELERS SEP ACCOUNT                 1,186,717.7310              9.99%
ABD2 FOR VARIABLE ANNUITIES
OF THE TRAVELERS
INSURANCE CO
PO BOX 990027
HARTFORD CT 06183-0001

ALLMERICA FINANCIAL LIFE INS &            1,145,804.6990              9.65%
ANNUITY COMPANY
ALLMERICA FIN
SEPARATE ACCOUNTS
MAILSTOP S-310
440 LINCOLN ST
WORCESTER MA 01653-0002

MANUFACTURERS LIFE
INS CO USA                                1,025,212.2290              8.63%
601 CONGRESS ST FL 2
BOSTON MA 02210-2804

AIG LIFE INSURANCE CO #2                    735,693.7620              6.19%
2727 A- ALLEN PKWY
P O BOX 1591
HOUSTON TX 77251-1591

               OWNERS OF MORE THAN 5% OF THE OUTSTANDING SHARES OF
                     THE EMERGING MARKETS FUND (BY CLASS)+


                                        NUMBER OF SHARES      PERCENT OF SHARES
NAME AND ADDRESS                         OWNED OF RECORD     OUTSTANDING (CLASS)

Common
CHARLES SCHWAB & CO INC                     530,160.0160             25.26%
SPECIAL CUSTODY ACCOUNT
FOR THE EXCLUSIVE BENEFIT
OF CUSTOMERS
ATTN MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4122

NAT'L FINANCIAL SVCS CORP                   289,256.8190             13.78%
FBO CUSTOMERS
PO BOX 3908
CHURCH ST STATION
NEW YORK NY 10008-3908

CITIGROUP GLOBAL MARKETS INC.               216,948.4420             10.33%
BOOK ENTRY ACCOUNT
ATTN MATT MAESSTRI
333 WEST 34TH STREET
7TH FLOOR MUTUAL FUND DEPT
NEW YORK NY 10001-2402

Advisor
PERSHING LLC                                  4,910.4680              8.33%
P.O. BOX 2052
JERSEY CITY NJ 07303-2052

NAT'L FINANCIAL SVCS CORP                     4,740.1920              8.04%
FBO CUSTOMERS
CHURCH ST STATION
PO BOX 3908
NEW YORK NY 10008-3908

STATE STREET BANK & TRUST CO                  3,095.5510              5.25%
CUST FOR THE IRA OF
KEVIN L HAEBERLE
9933 FOUNTAIN CIR
LENEXA KS 66220-2694

               OWNERS OF MORE THAN 5% OF THE OUTSTANDING SHARES OF
                      THE EMERGING MARKETS FUND (BY CLASS)+

                                        NUMBER OF SHARES      PERCENT OF SHARES
NAME AND ADDRESS                         OWNED OF RECORD     OUTSTANDING (CLASS)

Class A
MERRILL LYNCH PIERCE                         18,788.6820             37.83%
FENNER & SMITH INC
BUILDING 1 TEAM A FL 2
4800 DEER LAKE DRIVE EAST
JACKSONVILLE FL 32246-6484

SCOTTRADE INC FBO                             3,022.9760              6.09%
MARC BARRY GRANT
35814754
P O BOX 31759
ST LOUIS MO 63131-0759

UBS FINANCIAL SERVICES INC FBO                2,932.5510              5.90%
UBS-FINSVC CDN FBO
CHRISTOPHER ANN AMBROSE
P O BOX 3321
1000 HARBOR BLVD
WEEHAWKEN NJ 07086-8154

STATE STREET BANK & TRUST CO                  2,581.9940              5.20%
CUST FOR THE ROLLOVER IRA OF
NORMA V MALIS
24 FAWN HILL RD
CORNWALL NY 12518-1900

PERSHING LLC                                  2,564.6330              5.16%
P O BOX 2052
JERSEY CITY NJ 07303-9998

PERSHING LLC                                  2,525.7750              5.09%
P O BOX 2052
JERSEY CITY NJ 07303-2052

+        As of May 19, 2006.

* The Subject Portfolios believe these entities are not the beneficial owners of shares held of record by them. APPENDIX B

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
                                                                      APPENDIX B


                       SECURITY OWNERSHIP OF MANAGEMENT IN
                             EMERGING MARKETS FUND+

          NAME OF                          NUMBER OF SHARES*         PERCENT OF
     DIRECTOR/EXECUTIVE                    BENEFICIALLY OWNED          SHARES
           OFFICER             TITLE           (CLASS)(1)            OUTSTANDING

Steven N. Rappaport        Chairman of      479.95 (Common)            0.0228%
                            the Board

                                                                         **
                                                                         **




----------------------------------
+        As of May 19, 2006.

(1) The information as to beneficial ownership is based on statements furnished to the Fund by each director/trustee and executive officer. Each individual listed above has sole voting and investment power with respect to shares deemed to be beneficially owned by him/her, except in certain circumstances where the individual may share voting and investment power with spouse and/or other immediate family members.

*        Rounded to the nearest full share.

**       Less than 1% ownership of indicated class.

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

                                                                    APPENDIX C-1

                      FORMOF INVESTMENT ADVISORY AGREEMENT


                              ___________ __, 2006



Credit Suisse Asset Management, LLC
466 Lexington Avenue
New York, New York 10017-3147

Dear Sirs:

         Credit Suisse Trust on behalf of the Emerging Markets Portfolio (the "Trust"), a business trust organized under the laws of the Commonwealth of Massachusetts, herewith confirms its agreement with Credit Suisse Asset Management, LLC (the "Adviser") as follows:

         1.     Investment Description; Appointment

         The Trust desires to employ the capital of the Trust by investing and reinvesting in investments of the kind and in accordance with the limitations specified in its Agreement and Declaration of Trust, as may be amended from time to time, and in the Trust's Prospectus(es) and Statement(s) of Additional Information as from time to time in effect (the "Prospectus" and "SAI," respectively), and in such manner and to such extent as may from time to time be approved by the Board of Trustees of the Trust. Copies of the Trust's Prospectus and SAI have been or will be submitted to the Adviser. The Trust desires to employ and hereby appoints the Adviser to act as investment adviser to the Trust. The Adviser accepts the appointment and agrees to furnish the services for the compensation set forth below.

         2.     Services as Investment Adviser

         Subject to the supervision and direction of the Board of Trustees of the Trust, the Adviser will (a) act in strict conformity with the Trust's Agreement and Declaration of Trust, the Investment Company Act of 1940 (the "1940 Act") and the Investment Advisers Act of 1940, as the same may from time to time be amended, (b) manage the Trust's assets in accordance with the Trust's investment objective and policies as stated in the Trust's Prospectus and SAI,
(c) make investment decisions for the Trust, (d) place purchase and sale orders for securities on behalf of the Trust, (e) exercise voting rights in respect of portfolio securities and other investments for the Trust, and (f) monitor and evaluate the services provided by the Trust's investment sub-adviser(s), if any, under the terms of the applicable investment sub-advisory agreement(s). In providing those services, the Adviser will provide investment research and supervision of the Trust's investments and conduct a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Trust's assets. In addition, the Adviser will furnish the Trust with whatever statistical information the Trust may


                                      C1-1
reasonably request with respect to the securities that the Trust may hold or contemplate purchasing.

         Subject to the approval of the Board of Trustees of the Trust and where required, the Trust's shareholders, the Adviser may engage an investment sub-adviser or sub-advisers to provide advisory services in respect of the Trust and may delegate to such investment sub-adviser(s) the responsibilities described in subparagraphs (b), (c), (d) and (e) above. In the event that an investment sub-adviser's engagement has been terminated, the Adviser shall be responsible for furnishing the Trust with the services required to be performed by such investment sub-adviser(s) under the applicable investment sub-advisory agreements or arranging for a successor investment sub-adviser(s) to provide such services on terms and conditions acceptable to the Trust and the Trust's Board of Trustees and subject to the requirements of the 1940 Act.

         3.     Brokerage

         In executing transactions for the Trust, selecting brokers or dealers and negotiating any brokerage commission rates, the Adviser will use its best efforts to seek the best overall terms available. In assessing the best overall terms available for any portfolio transaction, the Adviser will consider all factors it deems relevant including, but not limited to, breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of any commission for the specific transaction and for transactions executed through the broker or dealer in the aggregate. In selecting brokers or dealers to execute a particular transaction and in evaluating the best overall terms available, the Adviser may consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as the same may from time to time be amended) provided to the Trust and/or other accounts over which the Adviser or an affiliate exercises investment discretion.

         4.     Information Provided to the Trust

         The Adviser will keep the Trust informed of developments materially affecting the Trust, and will, on its own initiative, furnish the Trust from time to time with whatever information the Adviser believes is appropriate for this purpose.

         5.     Standard of Care

         The Adviser shall exercise its best judgment in rendering the services listed in paragraphs 2, 3 and 4 above. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which this Agreement relates, provided that nothing herein shall be deemed to protect or purport to protect the Adviser against any liability to the Trust or to shareholders of the Trust to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Adviser's reckless disregard of its obligations and duties under this Agreement.


                                      C1-2

         6.     Compensation

         In consideration of the services rendered pursuant to this Agreement, the Trust will pay the Adviser a monthly fee of 1/12 of 1.20% of the average daily closing net asset value of the Portfolio (the "Base Fee"), adjusted by a performance fee as set forth in Schedule A. For any period less than a month during which this Agreement is in effect, the base fee shall be prorated according to the proportion which such period bears to the full month. For the purpose of determining fees payable to the Adviser, the value of the Trust's net assets shall be computed at the times and in the manner specified in the Trust's Prospectus or SAI.

         7.     Expenses

         The Adviser will bear all expenses in connection with the performance of its services under this Agreement. The Trust will bear its proportionate share of certain other expenses to be incurred in its operation, including: investment advisory and administration fees; taxes, interest, brokerage fees and commissions, if any; fees of Trustees of the Trust who are not officers, directors, or employees of the Adviser, any sub-adviser or any of their affiliates; fees of any pricing service employed to value shares of the Trust; Securities and Exchange Commission fees and state blue sky qualification fees; charges of custodians and transfer and dividend disbursing agents; the Trust's proportionate share of insurance premiums; outside auditing and legal expenses; costs of maintenance of the Trust's existence; costs attributable to investor services, including, without limitation, telephone and personnel expenses; costs of preparing and .printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; costs of shareholders' reports and meetings of the shareholders of the Trust and of the officers or Board of Trustees of the Trust; and any extraordinary expenses.

         The Trust will be responsible for nonrecurring expenses which may arise, including costs of litigation to which the Trust is a party and of indemnifying officers and Trustees of the Trust with respect to such litigation and other expenses as determined by the Trustees.

         8.     Services to Other Companies or Accounts

         The Trust understands that the Adviser now acts, will continue to act and may act in the future as investment adviser to fiduciary and other managed accounts and to one or more other investment companies or series of investment companies, and the Trust has no objection to the Adviser so acting, provided that whenever the Trust and one or more other accounts or investment companies or portfolios advised by the Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a formula believed to be equitable to each entity. The Trust recognizes that in some cases this procedure may adversely affect the size of the position obtainable for the Trust. In addition, the Trust understands that the persons employed by the Adviser to assist in the performance of the Adviser's duties hereunder will not devote their full time to such service and nothing contained herein shall be deemed to limit or restrict the


                                      C1-3
right of the Adviser or any affiliate of the Adviser to engage in and devote time and attention to other businesses or to render, services of whatever kind or nature, provided that doing so does not adversely affect the ability of the adviser to perform its services under this Agreement.

         9.     Term of Agreement

         This Agreement shall continue for an initial two-year period commencing on the date first written above, and thereafter shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by (a) the Board of Trustees of the Trust or (b) a vote of a "majority" (as defined in the 1940 Act) of the Trust's outstanding voting securities, provided that in either event the continuance is also approved by a majority of the Board of Trustees who are not "interested persons" (as defined in said Act) of any party to this Agreement; by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable, without penalty, on 60 days' written notice, by the Board of Trustees of the Trust or by vote of holders of a majority of the Trust's shares, or upon 90 days' written notice, by the Adviser. This Agreement will also terminate automatically in the event of its assignment (as defined in said Act).

         10.    Representation by the Trust

         The Trust represents that a copy of its Agreement and Declaration of Trust, dated March 15, 1995, together with all amendments thereto, is on file in the office of the Secretary of State of the Commonwealth of Massachusetts.

         11.    Limitation of Liability

         It is expressly agreed that this Agreement was executed by or on behalf of the Trust and not by the Trustees of the Trust or its officers individually, and the obligations of the Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trust individually, but bind only the assets and property of the Trust, as provided in the Agreement and Declaration of Trust of the Trust. The execution and delivery of this Agreement have been authorized by the Trustees and the sole shareholder of the Trust and signed by an authorized officer of the Trust, acting as such, and neither such authorization by such Trustees and shareholder nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Trust as provided in its Agreement and Declaration of Trust.

         12.    Miscellaneous

         The Trust recognizes that directors, officers and employees of the Adviser may from time to time serve as directors, trustees, officers and employees of corporations and business trusts (including other investment companies) and that such other corporations and trusts may include the name "CS" or "Credit Suisse" (or any combination thereof) or as part of their names, and that the Adviser or its affiliates may enter into advisory or other agreements with such


                                      C1-4
other corporations and trusts. If the Adviser ceases to act as the investment adviser of the Trust's shares, the Trust agrees that, at the Adviser's request, the Trust's license to use the words "CS" or "Credit Suisse" (or any combination thereof) will terminate and that the Trust will take all necessary action to change the name of the Trust to names not including the words "CS" or "Credit Suisse" (or any combination thereof).


                                      C1-5

          Please confirm that the foregoing is in accordance with your understanding by indicating your acceptance hereof at the place below indicated, whereupon it shall become a binding agreement between us.

                              Very truly yours,

                              CREDIT SUISSE TRUST
                              ON BEHALF OF THE
                              EMERGING MARKETS PORTFOLIO

                              By:   ___________________________________

                                    Name:

                                    Title:



Accepted:

CREDIT SUISSE ASSET MANAGEMENT, LLC

By:      ___________________________________

         Name:

         Title:


                                      C1-6

                                   SCHEDULE A
                             PERFORMANCE ADJUSTMENT

         Beginning with the Base Fee payable for ______ 2006 and in month 13 from the date of this agreement, the Base Fee shall be adjusted monthly based upon the investment performance of the Fund in relation to the cumulative investment record of the Fund's benchmark, the MSCI Emerging Markets Free Index (the "Index"), over the "Performance Period" (such adjustment being referred to herein as the "Performance Adjustment"). The "Performance Period" is defined as the shorter of (a) the period from the date of this Agreement through the end of the month for which the fee is being calculated and (b) the 36-month period preceding the end of the month for which the fee is being calculated.

         The Performance Adjustment shall be calculated by subtracting the investment record of the Index from the investment performance of the Fund. If there is less than a 1.00% difference (plus or minus) between the investment performance of the Fund and the investment record of the Index, the Fund pays the Adviser the Base Fee with no adjustment. If the difference between the investment performance of the Fund and the investment record of the Index is 1.00% or greater during any Performance Period, the Base Fee will be subject to an upward or downward performance adjustment of 1/12 of 0.10% for every full 1.00% increment by which the Fund outperforms or underperforms the Index. The maximum percentage used in calculating the Performance Adjustment (positive or negative) in any month is 1/12 of 0.20%. The Performance Adjustment is applied against the Fund's average daily net assets during the Performance Period.

         For purposes of computing the Base Fee and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the relevant month for the Base Fee versus average daily net assets during the Performance Period for the Performance Adjustment). The Base Fee is calculated and accrued daily. The Performance Adjustment is accrued and calculated daily. The investment advisory fee is paid monthly in arrears.

         The average daily net asset value of the Fund, or any class thereof, shall be determined in the manner set forth in the Trust's Declaration of Trust, Bylaws and registration statement, each as may be amended from time to time.

         The investment performance of the Fund will be the sum of:

         (1) the change in the Fund's net asset value ("NAV") per share during the Performance Period; plus

         (2) the value of the Fund's cash distributions per share accumulated to the end of the Performance Period; plus

         (3) the value of capital gains taxes per share paid or payable on undistributed realized long-term capital gains accumulated to the end of the Performance Period; expressed as a percentage of the Fund's NAV per share at the beginning of the Performance Period. For this purpose, the value of distributions per share of realized capital gains, of dividends per share paid from investment


                                      C1-7
income and of capital gains taxes per share paid or payable on undistributed realized long-term capital gains shall be treated as reinvested in shares of the Fund at the NAV in effect at the close of business on the record date for the payment of such distributions and dividends and the date on which provision is made for such taxes, after giving effect to such distributions, dividends and taxes.

         The investment record of the Index will be the sum of:

         (1) the change in the level of the Index during the Performance Period; plus

         (2) the value, computed consistently with the Index, of cash distributions made by companies whose securities comprise the Index accumulated to the end of the Performance Period; expressed as a percentage of the Index level at the beginning of the Performance Period. For this purpose, cash distributions on the securities which comprise the Index shall be treated as reinvested in the index at least as frequently as the end of each calendar quarter following the payment of the dividend.

         If, consistent with the Trust's Agreement and Declaration of Trust and By-laws, as amended, the Trustees should subsequently decide to divide shares of the Fund into two or more separate classes, the oldest class of shares will be used for purposes of determining the Performance Adjustment. From time to time, subject to compliance with applicable law, the Trustees may, by vote of the Trustees of the Trust voting in person, including a majority of the Trustees who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of any such parties, determine that a different class of shares of the Fund is the most appropriate for use in calculating the Performance Adjustment. If a different class of shares ("Successor Class") is substituted for the existing class in calculating the Performance Adjustment, the use of that Successor Class of shares for purposes of calculating the Performance Adjustment may apply to the entire Performance Period so long as such Successor Class was outstanding at the beginning of such period. If the Successor Class of shares was not outstanding for all or a portion of the Performance Period, it may only be used in calculating that portion of the Performance Adjustment attributable to the period during which such Successor Class was outstanding and any prior portion of the Performance Period shall be calculated using the class of shares previously designated.


                                      C1-8

                                                                    APPENDIX C-2

                      FORM OF INVESTMENT ADVISORY AGREEMENT


                                ________ __, 2006

Credit Suisse Asset Management, LLC
466 Lexington Avenue
New York, New York 10017-3147

Dear Sirs:

         Credit Suisse Emerging Markets Fund, Inc. (the "Fund"), a corporation organized and existing under the laws of the State of Maryland, herewith confirms its agreement with Credit Suisse Asset Management, LLC (the "Adviser") as follows:

         1.     Investment Description; Appointment

         The Fund desires to employ the capital of the Fund by investing and reinvesting in investments of the kind and in accordance with the limitations specified in its Articles of Incorporation, as may be amended from time to time, and in the Fund's Prospectus(es) and Statement(s) of Additional Information as from time to time in effect (the "Prospectus" and "SAI," respectively), and in such manner and to such extent as may from time to time be approved by the Board of Directors of the Fund. Copies of the Fund's Prospectus and SAI have been or will be submitted to the Adviser. The Fund desires to employ and hereby appoints the Adviser to act as investment adviser to the Fund. The Adviser accepts the appointment and agrees to furnish the services for the compensation set forth below.

         2.     Services as Investment Adviser

         Subject to the supervision and direction of the Board of Directors of the Fund, the Adviser will (a) act in strict conformity with the Fund's Articles of Incorporation, the Investment Company Act of 1940 (the "1940 Act") and the Investment Advisers Act of 1940, as the same may from time to time be amended,
(b) manage the Fund's assets in accordance with the Fund's investment objective and policies as stated in the Fund's Prospectus and SAI, (c) make investment decisions for the Fund, (d) place purchase and sale orders for securities on behalf of the Fund, (e) exercise voting rights in respect of portfolio securities and other investments for the Fund, and (f) monitor and evaluate the services provided by the Fund's investment sub-adviser(s), if any, under the terms of the applicable investment sub-advisory agreement(s). In providing those services, the Adviser will provide investment research and supervision of the Fund's investments and conduct a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Fund's assets. In addition, the Adviser will furnish the Fund with whatever statistical information the Fund may reasonably request with respect to the securities that the Fund may hold or contemplate purchasing.


                                      C2-1

         Subject to the approval of the Board of Directors of the Fund and where required, the Fund's shareholders, the Adviser may engage an investment sub-adviser or sub-advisers to provide advisory services in respect of the Fund and may delegate to such investment sub-adviser(s) the responsibilities described in subparagraphs (b), (c), (d) and (e) above. In the event that an investment sub-adviser's engagement has been terminated, the Adviser shall be responsible for furnishing the Fund with the services required to be performed by such investment sub-adviser(s) under the applicable investment sub-advisory agreements or arranging for a successor investment sub-adviser(s) to provide such services on terms and conditions acceptable to the Fund and the Fund's Board of Directors and subject to the requirements of the 1940 Act.

         3.     Brokerage

         In executing transactions for the Fund, selecting brokers or dealers and negotiating any brokerage commission rates, the Adviser will use its best efforts to seek the best overall terms available. In assessing the best overall terms available for any portfolio transaction, the Adviser will consider all factors it deems relevant including, but not limited to, breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of any commission for the specific transaction and for transactions executed through the broker or dealer in the aggregate. In selecting brokers or dealers to execute a particular transaction and in evaluating the best overall terms available, the Adviser may consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as the same may from time to time be amended) provided to the Fund and/or other accounts over which the Adviser or an affiliate exercises investment discretion.

         4.     Information Provided to the Fund

         The Adviser will keep the Fund informed of developments materially affecting the Fund, and will, on its own initiative, furnish the Fund from time to time with whatever information the Adviser believes is appropriate for this purpose.

         5.     Standard of Care

         The Adviser shall exercise its best judgment in rendering the services listed in paragraphs 2, 3 and 4 above. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, provided that nothing herein shall be deemed to protect or purport to protect the Adviser against any liability to the Fund or to shareholders of the Fund to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Adviser's reckless disregard of its obligations and duties under this Agreement.


                                      C2-2

         6.     Compensation

         In consideration of the services rendered pursuant to this Agreement, the Fund will pay the Adviser a monthly base fee of 1/12 of 1.20% of the average daily closing net asset value of the Fund (the "Base Fee"), adjusted by a performance fee as set forth in Schedule A. For any period less than a month during which this Agreement is in effect, the base fee shall be prorated according to the proportion which such period bears to a full month. For the purpose of determining fees payable to the Adviser, the value of the Fund's net assets shall be computed at the times and in the manner specified in the Fund's Prospectus or SAI.

         7.     Expenses

         The Adviser will bear all expenses in connection with the performance of its services under this Agreement, including the fees payable to any investment sub-adviser engaged pursuant to paragraph 2 of this Agreement. The Fund will bear its proportionate share of certain other expenses to be incurred in its operation, including: investment advisory and administration fees; taxes, interest, brokerage fees and commissions, if any; fees of Directors of the Fund who are not officers, directors, or employees of the Adviser, any sub-adviser or any of their affiliates; fees of any pricing service employed to value shares of the Fund; Securities and Exchange Commission fees and state blue sky qualification fees; charges of custodians and transfer and dividend disbursing agents; the Fund's proportionate share of insurance premiums; outside auditing and legal expenses; costs of maintenance of the Fund's existence; costs attributable to investor services, including, without limitation, telephone and personnel expenses; costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; costs of shareholders' reports and meetings of the shareholders of the Fund and of the officers or Board of Directors of the Fund; and any extraordinary expenses.

         The Fund will be responsible for nonrecurring expenses which may arise, including costs of litigation to which the Fund is a party and of indemnifying officers and Directors of the Fund with respect to such litigation and other expenses as determined by the Directors.

         8.     Services to Other Companies or Accounts

         The Fund understands that the Adviser now acts, will continue to act and may act in the future as investment adviser to fiduciary and other managed accounts and to one or more other investment companies or series of investment companies, and the Fund has no objection to the Adviser so acting, provided that whenever the Fund and one or more other accounts or investment companies or portfolios advised by the Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a formula believed to be equitable to each entity. The Fund recognizes that in some cases this procedure may adversely affect the size of the position obtainable for the Fund. In addition, the Fund understands that the persons employed by the Adviser to assist in the performance of the Adviser's duties hereunder will not devote their full time


                                      C2-3
to such service and nothing contained herein shall be deemed to limit or restrict the right of the Adviser or any affiliate of the Adviser to engage in and devote time and attention to other businesses or to render services of whatever kind or nature, provided that doing so does not adversely affect the ability of the adviser to perform its services under this Agreement.

         9.     Term of Agreement

         This Agreement shall continue for an initial two-year period commencing on the date first written above, and thereafter shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by (a) the Board of Directors of the Fund or (b) a vote of a "majority" (as defined in the 1940 Act) of the Fund's outstanding voting securities, provided that in either event the continuance is also approved by a majority of the Board of Directors who are not "interested persons" (as defined in said Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable, without penalty, on 60 days' written notice, by the Board of Directors of the Fund or by vote of holders of a majority of the Fund's shares, or upon 90 days' written notice, by the Adviser. This Agreement will also terminate automatically in the event of its assignment (as defined in said Act).

         10.    Representation by the Fund

         The Fund represents that a copy of its Articles of Incorporation, dated December 22, 1993, together with all amendments thereto, is on file in the Department of Assessments and Taxation of the State of Maryland.

         11.    Miscellaneous

         The Fund recognizes that directors, officers and employees of the Adviser may from time to time serve as directors, trustees, officers and employees of corporations and business trusts (including other investment companies) and that such other corporations and trusts may include the name "CS" or "Credit Suisse" (or any combination thereof) or as part of their names, and that the Adviser or its affiliates may enter into advisory or other agreements with such other corporations and trusts. If the Adviser ceases to act as the investment adviser of the Fund's shares, the Fund agrees that, at the Adviser's request, the Fund's license to use the words "CS" or "Credit Suisse" (or any combination thereof) will terminate and that the Fund will take all necessary action to change the name of the Fund to names not including the words "CS" or "Credit Suisse" (or any combination thereof).


                                      C2-4

         Please confirm that the foregoing is in accordance with your understanding by indicating your acceptance hereof at the place below indicated, whereupon it shall become a binding agreement between us.

                              Very truly yours,

                              CREDIT SUISSE EMERGING MARKETS
                              FUND, INC.

                              By:   ___________________________________

                                    Name:

                                    Title:


Accepted:

CREDIT SUISSE ASSET MANAGEMENT, LLC

By:      ___________________________________

         Name:

         Title:



                                      C2-5

                                   SCHEDULE A
                             PERFORMANCE ADJUSTMENT

         Beginning with the Base Fee payable for ______ 2006 and in month 13 from the date of this agreement, the Base Fee shall be adjusted monthly based upon the investment performance of the Fund's Class A shares in relation to the cumulative investment record of the Fund's benchmark, the MSCI Emerging Markets Free Index (the "Index"), over the "Performance Period" (such adjustment being referred to herein as the "Performance Adjustment"). The "Performance Period" is defined as the shorter of (a) the period from the date of this Agreement through the end of the month for which the fee is being calculated and (b) the 36-month period preceding the end of the month for which the fee is being calculated.

         The Performance Adjustment shall be calculated by subtracting the investment record of the Index from the investment performance of the Fund's Class A shares. If there is less than a 1.00% difference (plus or minus) between the investment performance of the Fund's Class A shares and the investment record of the Index, the Fund pays the Adviser the Base Fee with no adjustment. If the difference between the investment performance of the Fund's Class A shares and the investment record of the Index is 1.00% or greater during any Performance Period, the Base Fee will be subject to an upward or downward performance adjustment of 1/12 of 0.10% for every full 1.00% increment by which the Fund's Class A shares outperform or underperform the Index. The maximum percentage used in calculating the Performance Adjustment (positive or negative) in any month is 1/12 of 0.20%. The Performance Adjustment is applied against the Fund's average daily net assets during the Performance Period.

         For purposes of computing the Base Fee and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the relevant month for the Base Fee versus average daily net assets during the Performance Period for the Performance Adjustment). The Base Fee is calculated and accrued daily. The Performance Adjustment is accrued and calculated daily. The investment advisory fee is paid monthly in arrears.

         The average daily net asset value of the Fund, or any class thereof, shall be determined in the manner set forth in the Trust's Declaration of Trust, Bylaws and registration statement, each as may be amended from time to time.

         The investment performance of the Fund's Class A shares will be the sum of:

         (1) the change in the Fund's net asset value ("NAV") per Class A share during the Performance Period; plus

         (2) the value of the Fund's cash distributions per Class A share accumulated to the end of the Performance Period; plus

         (3) the value of capital gains taxes per Class A share paid or payable on undistributed realized long-term capital gains accumulated to the end of the


                                      C2-6

Performance Period; expressed as a percentage of the NAV per Class A share at the beginning of the Performance Period. For this purpose, the value of distributions per Class A share of realized capital gains, of dividends per Class A share paid from investment income and of capital gains taxes per Class A share paid or payable on undistributed realized long-term capital gains shall be treated as reinvested in Class A shares of the Fund at the NAV in effect at the close of business on the record date for the payment of such distributions and dividends and the date on which provision is made for such taxes, after giving effect to such distributions, dividends and taxes.

         The investment record of the Index will be the sum of:

         (1) the change in the level of the Index during the Performance Period; plus

         (2) the value, computed consistently with the Index, of cash distributions made by companies whose securities comprise the Index accumulated to the end of the Performance Period; expressed as a percentage of the Index level at the beginning of the Performance Period. For this purpose, cash distributions on the securities which comprise the Index shall be treated as reinvested in the index at least as frequently as the end of each calendar quarter following the payment of the dividend.

         From time to time, subject to compliance with applicable law, the Trustees may, by vote of the Trustees of the Trust voting in person, including a majority of the Trustees who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of any such parties, determine that a class of shares of the Fund other than Class A is the most appropriate for use in calculating the Performance Adjustment. If a different class of shares ("Successor Class") is substituted for Class A in calculating the Performance Adjustment, the use of that Successor Class of shares for purposes of calculating the Performance Adjustment may apply to the entire Performance Period so long as such Successor Class was outstanding at the beginning of such period. If the Successor Class of shares was not outstanding for all or a portion of the Performance Period, it may only be used in calculating that portion of the Performance Adjustment attributable to the period during which such Successor Class was outstanding and any prior portion of the Performance Period shall be calculated using the class of shares previously designated.


                                      C2-7

                       THIS PAGE INTENTIONALLY LEFT BLANK

                                                                      APPENDIX D

CERTAIN INFORMATION ABOUT CREDIT SUISSE AND CREDIT SUISSE GROUP
GENERAL

         Credit Suisse's sole member is CSAM Americas Holding Corp. located at 466 Lexington Avenue, New York, New York 10017-3140, which is wholly-owned by Credit Suisse Holdings (USA), Inc. (f/k/a Credit Suisse First Boston, Inc.), located at 11 Madison Avenue, New York, New York 10010, which is indirectly wholly-owned by Credit Suisse Group.

         The following chart sets forth information with respect to the name, address and principal occupations of the executive officer(s) and managing member(s) of Credit Suisse. (Unless otherwise noted, the person's position at Credit Suisse constitutes his/her principal occupation.) Each person's address is 466 Lexington Avenue, New York, New York 10017-3140.

--------------------------------------------------------------------------------
                                           POSITION WITH CREDIT SUISSE
 NAME                                      AND PRINCIPAL OCCUPATION
--------------------------------------------------------------------------------
 Deborah C. Foord                          Managing Director
--------------------------------------------------------------------------------
 Hugh M. Neuburger                         Managing Director
--------------------------------------------------------------------------------
 Jeffrey T. Rose                           Managing Director
--------------------------------------------------------------------------------
 Lori A. Cohane                            Managing Director
--------------------------------------------------------------------------------
 Steven B. Plump                           Managing Director
--------------------------------------------------------------------------------
 Marian U. Pardo                           Managing Director
--------------------------------------------------------------------------------
 Robert W. Decker                          Managing Director
--------------------------------------------------------------------------------
 Dennis M. Schaney*                        Managing Director
--------------------------------------------------------------------------------
 Lawrence D. Haber                         Managing Director
--------------------------------------------------------------------------------
 Stephen J. Kaszynski*                     Managing Director
--------------------------------------------------------------------------------
 Janet Y. Wang*                            Chief Administrative Officer and
                                           Managing Director
--------------------------------------------------------------------------------
 Emidio Morizio**                          Chief Compliance Officer and Director
--------------------------------------------------------------------------------
 Susan E. Harris                           Managing Director
--------------------------------------------------------------------------------
 Kevin D. Barry                            Managing Director
--------------------------------------------------------------------------------
 Joseph Cherian*                           Managing Director
--------------------------------------------------------------------------------
 Michael E. Gray*                          Managing Director
--------------------------------------------------------------------------------
 Erik S. Mace                              Managing Director
--------------------------------------------------------------------------------
 Ajay Mehra**                              Head of Legal Americas (Traditional
                                           Asset Management & Hedge Funds)
                                           and Director
--------------------------------------------------------------------------------
 Martha B. Metcalf*                        Managing Director
--------------------------------------------------------------------------------

*   Member of the Management Committee
**  Ex officio Member of the Management Committee

--------------------------------------------------------------------------------
                                           POSITION WITH CREDIT SUISSE
 NAME                                      AND PRINCIPAL OCCUPATION
--------------------------------------------------------------------------------
 Michael W. Baldinger*                     Managing Director
--------------------------------------------------------------------------------
 Timothy J. Donovan                        Managing Director
--------------------------------------------------------------------------------
 Wesley McDade                             Managing Director
--------------------------------------------------------------------------------
 Steven W. Paddon                          Managing Director
--------------------------------------------------------------------------------
 Robert Rescoe                             Managing Director
--------------------------------------------------------------------------------
 Thomas F. Gordon                          Chief Financial Officer and Director
--------------------------------------------------------------------------------
 Sharon R. Egilinsky*                      Managing Director
--------------------------------------------------------------------------------
 Laura Granger                             Managing Director
--------------------------------------------------------------------------------

*   Member of the Management Committee

                                   PROXY CARD

                               CREDIT SUISSE TRUST
                           EMERGING MARKETS PORTFOLIO


                    PROXY SOLICITED BY THE BOARD OF TRUSTEES

I hereby appoint J. Kevin Gao and Karen Regan, and each of them, each with the full power of substitution, as proxies for the undersigned to vote the shares of the Emerging Markets Portfolio (the "Fund"), a series of the Credit Suisse Trust (the "Trust") as to which I am entitled to vote, as shown on the reverse side, at a Special Meeting of the Shareholders of the Fund to be held on Friday, August 11, 2006, at 3:00 p.m., Eastern Time, at the offices of the Trust, 466 Lexington Avenue, New York, New York 10017-3140, and any adjournments thereof (the "Meeting"), as follows:

I hereby revoke any and all proxies with respect to such shares previously given by me. I acknowledge receipt of the Proxy Statement dated June ___, 2006. THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL.

This instruction may be revoked at any time prior to its exercise at the Meeting by execution of a subsequent proxy card, by written notice to the Secretary of the Trust or by voting in person at the Meeting.

 PLEASE VOTE, DATE AND SIGN BELOW AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

                                 [REVERSE SIDE]



[X] PLEASE MARK VOTES
AS IN THIS EXAMPLE

CREDIT SUISSE TRUST                THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS
                                    A VOTE FOR THE PROPOSAL.


   VOTE THIS CARD TODAY!
   BY MAIL, BY PHONE AT
      (800) 690-6903
       OR ON-LINE AT
     www.proxyweb.com



 This proxy, if properly executed,                                                        For   Against   Abstain
 will be voted in the manner                To approve the New Advisory Agreement.        [ ]     [ ]       [ ]
 directed by the undersigned shareholder.


IF NO DIRECTION IS MADE, THIS PROXY WILL BE
VOTED "FOR" APPROVAL OF THE PROPOSAL.


Please be sure to sign and date
this Proxy.                           Date


Shareholder sign here:                Co-owner sign here:

----------------------                ---------------------

DETACH CARD                                               RECORD DATE SHARES:

                                   PROXY CARD

                    CREDIT SUISSE EMERGING MARKETS FUND, INC.

                    PROXY SOLICITED BY THE BOARD OF DIRECTORS

I hereby appoint J. Kevin Gao and Karen Regan, and each of them, each with the full power of substitution, as proxies for the undersigned to vote the shares of the Credit Suisse Emerging Markets Fund, Inc. (the "Fund") as to which I am entitled to vote, as shown on the reverse side, at a Special Meeting of the Shareholders of the Fund to be held on Friday, August 11, 2006, at 3:00 p.m., Eastern Time, at the offices of the Fund, 466 Lexington Avenue, New York, New York 10017-3140, and any adjournments thereof (the "Meeting"), as follows:

I hereby revoke any and all proxies with respect to such shares previously given by me. I acknowledge receipt of the Proxy Statement dated June ___, 2006. THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL.

This instruction may be revoked at any time prior to its exercise at the Meeting by execution of a subsequent proxy card, by written notice to the Secretary of the Fund or by voting in person at the Meeting.

 PLEASE VOTE, DATE AND SIGN BELOW AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

                                 [REVERSE SIDE]


[X] PLEASE MARK VOTES
AS IN THIS EXAMPLE

CREDIT SUISSE EMERGING             THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
MARKETS FUND, INC.                 A VOTE FOR THE PROPOSAL.


  VOTE THIS CARD TODAY!
  BY MAIL, BY PHONE AT
     (800) 690-6903
      OR ON-LINE AT
    www.proxyweb.com



 This proxy, if properly executed,                                                        For   Against   Abstain
 will be voted in the manner                To approve the New Advisory Agreement.        [ ]     [ ]       [ ]
 directed by the undersigned shareholder.


IF NO DIRECTION IS MADE, THIS PROXY WILL BE
VOTED "FOR" APPROVAL OF THE PROPOSAL.


Please be sure to sign and date
this Proxy.                         Date


Shareholder sign here:              Co-owner sign here:

----------------------              -------------------

DETACH CARD                                               RECORD DATE SHARES:


                                       2